UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 15, 2006
                             US AIRWAYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                      1-8444                          54-1194634
(State of jurisdiction)      (Commission File No.)       (IRS Employer
                                                         Identification No.)


                          111 West Rio Salado Parkway
                              Tempe, Arizona 85281
             (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800
                                US AIRWAYS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                     1-8442                          53-0218143
(State of jurisdiction)      (Commission File No.)        (IRS Employer
                                                        Identification No.)


                          111 West Rio Salado Parkway
                              Tempe, Arizona 85281
             (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800
                          AMERICA WEST AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                    0-12337                       86-0418245
(State of jurisdiction)     (Commission File No.)      (IRS Employer
                                                       Identification No.)


                          4000 E. Sky Harbor Boulevard
                          Phoenix, Arizona 85034-3899
             (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (480) 693-0800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

On March 15, 2006, US Airways Group, Inc., announced via press release that it was in discussions regarding a potential refinancing transaction. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits.


Exhibit No.       Description
----------        -----------

99.1              Press Release, dated March 15, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           US Airways Group, Inc.

Dated: March 15, 2006                      By:  /s/ Derek J. Kerr
                                                -----------------
                                                Derek J. Kerr
                                                Senior Vice President and
                                                Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           US Airways, Inc.

Dated: March 15, 2006                      By:    /s/ Derek J. Kerr
                                                  -----------------
                                                  Derek J. Kerr
                                                  Senior Vice President and
                                                  Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           America West Airlines, Inc.

Dated: March 15, 2006                      By:    /s/ Derek J. Kerr
                                                  -----------------
                                                  Derek J. Kerr
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release, dated March 15, 2006.